Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2025
EBP 011 [Member]
EBP, Statement of Net Asset Available for Benefit [Line Items]
Summary of Significant Accounting Policies
NOTE B - Summary of Significant Accounting Policies
Basis of Presentation
The accompanying financial statements of the RPM International Inc. 401(k) Trust and Plan (the Plan) have been prepared on the accrual basis in conformity with accounting principles generally accepted in the United States of America.
Investment Valuation and Income Recognition
Investments are reported at fair value. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. See Note C for discussion of fair value measurements.
Purchases and sales of securities are recorded on a trade-date basis. Net appreciation (depreciation) includes the Plan’s gain and losses on investments bought and sold as well as held during the Plan year. Interest income is recorded when received. Dividends are recorded on the ex-dividend
date.
Notes Receivable from Participant Accounts
Notes receivable from participants are measured at their unpaid principal balance plus any accrued but unpaid interest. Delinquent participant loans are reclassified as distributions based upon the terms of the Plan document.
Contributions
Participant contributions and any related employer matching contributions are recognized in the period during which the Company makes the respective payroll deduction from the participant’s compensation.
Payment of Benefits
Benefits are recorded when paid.
Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities and changes therein, and the disclosure of contingent assets and liabilities. Actual results could differ from those estimates.